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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-69814) of our report dated November 30, 2000, which contains an explanatory paragraph regarding the Company's ability to continue as a going concern, relating to the financial statements which appear in this Form 10-KSB.



Sewell and Company, PA
Hollywood, Florida
January 28, 2002